UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2026, the Board of Directors (the “Board”) of D-Wave Quantum Inc. (the “Company”) appointed Kevan P. Krysler as an independent Class I director, effective as of August 13, 2026, to hold office until the Company's 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Krysler will serve on the Audit Committee of the Board and will be compensated on the same basis as all other non-employee directors of the Company, as described under the heading “Director Compensation” in the Company’s Proxy Statement for its 2026 Annual Meeting of Stockholders.

Mr. Krysler, age 55, has served as the Chief Financial Officer of Carbon Robotics, a privately held company specializing in physical AI and robotics for agriculture, since February 2026. Prior to joining Carbon Robotics, Mr. Krysler served as the Chief Financial Officer of Everpure, Inc. (NYSE: P), a publicly traded enterprise data storage company, from November 2019 to June 2025. Earlier in his career, Mr. Krysler served as the Senior Vice President of Finance and Chief Accounting Officer at VMware, Inc., and spent 18 years at KPMG LLP, including nine years as a partner in the firm’s Silicon Valley technology practice, serving high-growth technology and software companies, both public multinational and private, pre-IPO. Mr. Krysler holds a bachelor’s degree from the University of Oklahoma.

There are no transactions between Mr. Krysler and the Company that would be reportable under Item 404(a) of Regulation S‑K. There are no arrangements or understandings between Mr. Krysler and any other persons pursuant to which Mr. Krysler was selected as a director, and Mr. Krysler has no family relationships with any of the Company’s directors or executive officers. A copy of the press release announcing Mr. Krysler's appointment as a director of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer